Long-term Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Long-term Debt
5.	Long-term Debt

Term Loan		Drawn	December 31,
Issue Date	Maturity Date	Amount	2020	2021
November 10, 2021	November 10, 2026	28,000,000	—	28,000,000

Total			—	28,000,000
Current portion of long-term debt			—	4,804,000
Long - term debt			—	23,196,000

Total debt			—	28,000,000
Current portion of deferred finance charges			—	56,384
Deferred finance charges non-current			—	107,029

Total deferred finance charges			—	163,413

Total debt			—	28,000,000
Less: Total deferred finance charges			—	163,413

Total debt, net of deferred finance charges			—	27,836,587
Less: Current portion of long-term debt, net of current portion of deferred finance charges			—	4,747,616

Total long – term debt			—	23,088,971

The above loan
is repayable in semi-annual installments and a balloon payment at maturity and is secured by first priority mortgages over the vessels involved, plus the assignment of the vessels’ insurances, earnings and operating and retention accounts with the lenders, and the guarantee of ship-owning companies, as owners of the vessels. Of the total facility amount, $25,752,729 was provided to StealthGas Inc. as a dividend to repay its existing indebtedness which was secured by the Company’s vessels prior to the
Spin-Off
(Note 1).
The term loan contains financial covenants requiring the Company to ensure that:

•	the aggregate market value of the mortgaged vessels at all times exceeds 125% of the amounts outstanding as defined in the term loan,

•	the leverage of the Company defined as Total Debt net of Cash should not exceed 70% of total market value adjusted assets,

•	the Interest Coverage Ratio of the Company which is EBITDA (as defined in the loan agreement) to interest expense to be at all times greater than 2.5:1,

•	at least a certain percentage of the Company is to always be owned by members of the Vafias family,

•
the Company should maintain a free cash balance to the higher of $0.5 million per vessel and $2.5 million for the first 24 months of the Company’s operation. Following the completion of the first two operating years and thereafter the required free cash- balance will be the higher of $1.0 million per vessel and $5.0 million aggregate cash balance.

In addition, the term loan generally permits the declaration or payment of cash dividends so long as the Company is not in default thereunder nor would be in default as a result of such dividend payment until June 30, 2022, and thereafter declare and pay dividends in amounts up to 50% of its free cash flow in any rolling
12-month
period so long as the Company is not in default thereunder nor would be in default as a result of such dividend payment.
The interest rate on the outstanding loan as of December 31, 2021 is based on LIBOR plus a margin of 1.95%. The average interest rate (including the margin) on the above outstanding loan was 2.17% for the year ended December 31, 2021.
Bank loan interest expense for the above loan for the years ended December 31, 2019, 2020 and 2021 amounted to nil, nil and $87,724, respectively. Interest expense is included in interest and finance costs in the consolidated statements of operations. For the years ended December 31, 2019, 2020 and 2021, the amortization of deferred financing charges amounted to nil, nil and $32,587, respectively, and is included in interest and finance costs in the consolidated statements of operations.
At December 31, 2021, the Company was in compliance with all of its debt financial covenants.
The annual principal payments to be made, for the abovementioned loan, after December 31, 2021 are as follows:

December 31,	Amount
2022	4,804,000
2023	4,804,000
2024	4,804,000
2025	4,804,000
2026	8,784,000

Total	28,000,000